                                     EXHIBIT (12)

            OPINION OF ROPES & GRAY, INCLUDING CONSENT, AS TO TAX MATTERS

                                        May 29, 1998


Marquis Funds
  -- Marquis Institutional Money Market Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Treasury Only Money Market Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Treasury Only Money Market Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Institutional Money Market Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue the historic business

                                        -4-                         May 29, 1998


of Target Fund as an open-end investment company that is a "money market fund" subject to the provisions of Rule 2a-7 under the 1940 Act that invests in U.S. Government-backed obligations.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, lower expense ratios, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Treasury Securities Money Market Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group U.S. Treasury Securities Money Market Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group U.S. Treasury Securities Money Market Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Treasury Securities Money Market Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that is a "money market fund" subject to the provisions of Rule 2a-7 under the 1940 Act that invests in U.S. Treasury obligations and repurchase agreements involving such obligations.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) [and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund].

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Tax-Exempt Money Market Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Municipal Money Market Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Municipal Money Market Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Tax-Exempt Money Market Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that is a "money market fund" subject to the provisions of Rule 2a-7 under the 1940 Act that invests in obligations the interest of which is exempt from federal tax.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) [and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund].

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Government Securities Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Government Bond Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Government Bond Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Government Securities Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to provide current income by investing primarily in U.S. Government securities.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) [and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund].

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Strategic Income Bond Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Income Bond Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Income Bond Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Strategic Income Bond Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to provide current income by investing primarily in investment grade debt securities.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, lower expense ratios, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998



   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Louisiana Tax-Free Income Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Louisiana Municipal Bond Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Louisiana Municipal Bond Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Louisiana Tax-Free Income Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to provide a level of current income that is exempt from both Federal income tax and Louisiana personal income tax.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) [and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund].

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Balanced Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Asset Allocation Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Asset Allocation Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Balanced Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                       -3-                          May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to invest in a combination of equity, fixed income and money market instruments.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Value Equity Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Disciplined Value Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Disciplined Value Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Value Equity Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                   -2-                              May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to provide long-term capital appreciation by investing in equity securities with low current valuations relative to various measures of intrinsic value.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Growth Equity Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Growth Opportunities Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Growth Opportunities Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Growth Equity Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund.
That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the

                                        -4-                         May 29, 1998


Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to provide long-term capital appreciation by investing primarily in equity securities.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                        -5-                         May 29, 1998


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

                                        -6-                         May 29, 1998


   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis Small Cap Equity Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group Small Capitalization Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group Small Capitalization Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis Small Cap Equity Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

     9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund, namely, Target Fund's interest in the Small Cap Growth Portfolio of SEI Institutional Managed Trust (the "Master Fund"). Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund. That is, Acquiring Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by

                                   -4-                              May 29, 1998


the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to invest (formerly, indirectly) in equity securities of growth companies with smaller market capitalizations.

     10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for
(i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction), and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Aquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Aquiring Fund.

     11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

     13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to

                                        -5-                         May 29, 1998


Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

     16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

                                        -6-                         May 29, 1998


   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.

                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray

                                        May 29, 1998


Marquis Funds
  -- Marquis International Equity Fund
2 Olive Street
Boston, Massachusetts 02109

The One Group
  -- The One Group International Equity Index Fund
3435 Stelzer Rd.
Columbus, Ohio 43219

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of May 18, 1998, The One Group International Equity Index Fund ("Acquiring Fund"), a series of The One Group (the "One Group Trust"), a Massachusetts business trust, and the Marquis International Equity Fund ("Target Fund"), a series of the Marquis Funds (the "Marquis Trust"), a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on or about August 10, 1998 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is a series of the Marquis Fund which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

                                        -2-                         May 29, 1998


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

          1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund, as of the Exchange Date.

          2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

          3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

          4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund Shares on the date of the Transaction.

                                        -3-                         May 29, 1998


          5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

          6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax (including for this purpose any dividends referred to in representation 14 herein)) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

          7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

          8. In the Transaction Target Fund will transfer to Acquiring Fund at least 50% of its historic business assets (see definition below).

          9. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund, namely, Target Fund's interest in the International Equity Portfolio of SEI Investment Trust (the "Master Fund"). Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund. That is, Acquiring
Fund will continue to hold historic business assets of Target Fund, defined for purposes of this opinion as those assets transferred to it on the Exchange Date which were either (i) acquired by Target Fund prior to its management's decision to propose to its Trustees that it transfer any or all of its assets to Acquiring Fund, or (ii) acquired subsequent to such decision but not with a view to the Agreement or the Transaction, in an amount equal to at least 50% of the assets in Target Fund's portfolio held on the Exchange Date, as increased by

                                        -4-                         May 29, 1998


the amounts, if any, that Target Fund paid to its shareholders in redemption of its shares, where such redemptions, if any, appear to have been initiated by such shareholders in connection with or as a result of the Agreement or Transaction. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue to be an open-end investment company that seeks to invest in international equity securities, as Target Fund (indirectly) was; however, it will be an index fund rather than a managed fund.

          10. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction, except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (I.E., dispositions made in the ordinary course of business and independent of the Transaction), and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualification as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continued use by Aquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Aquiring Fund.

          11. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

          12. The Transaction will offer shareholders of the Target Fund an enhanced range of investment options, the ability to benefit from possible economies of scale due to the Acquiring Fund's larger size relative to the Target Fund, and increased investment leverage and market presence.

          13. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the Reorganization will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitation, including legal expenses, will be borne by Banc One Investment Advisors Corporation; provided however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either of the Target Fund or the Acquiring Fund as a regulated investment company under the Code. All such fees and expenses incurred and borne by any party to the Transaction shall be solely and directly related to the Transaction and shall be paid directly such, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

          14. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to

                                        -5-                         May 29, 1998


Target Fund for its current taxable year beginning October 1, 1997 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending September 30, 1997 and the short taxable period beginning on October 1, 1997 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

          15. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Section 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1997 and will continue to apply to it through the Exchange Date.

          16. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

          17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

          18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

          19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, we are of the opinion that for federal income tax purposes:

   (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

                                        -6-                         May 29, 1998


   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets;

   (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund.


                                        Very truly yours,

                                    /s/ Ropes & Gray
                                        ------------

                                        Ropes & Gray